UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

Commission File Number 0-50626

XCYTE THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	91-1707622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1124 Columbia Street, Suite 130

Seattle, Washington 98104

(Address of principal executive offices and zip code)

(206) 262-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2005, at the 2005 Annual Meeting of Stockholders (the “2005 Meeting”) Xcyte Therapies, Inc. (“Xcyte”), the stockholders approved the amendment of Xcyte’s 2003 Stock Plan (the “2003 Plan”) and 2003 Directors’ Stock Option Plan (the “Directors’ Plan”).

2003 Plan

Stockholders approved the amendment of the 2003 Plan: (a) to increase the number of shares of common stock issuable under the 2003 Plan by an additional 600,000 shares, to an aggregate of 1,345,453 shares (subject to adjustment in the case of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change to the capital structure of Xcyte without receipt of consideration by Xcyte); (b) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and (c) to expand the types of awards that Xcyte may grant to eligible service providers under the 2003 Plan to include restricted stock grants, restricted stock units, stock appreciation rights and other similar types of awards under which recipients are not required to pay any purchase or exercise price.

Earlier in 2005, the Board approved amendments of the 2003 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2003 Plan by a total of 600,000 shares, to a total of 1,345,453 shares, and to allow for the issuance of restricted stock and stock awards under the 2003 Plan.

Prior to the 2005 Meeting, options to purchase 291,353 shares of common stock had been granted under the 2003 Plan subject to stockholder approval and were not exercisable until such approval was obtained. Of these options granted subject to stockholder approval, options were granted to our named executive officers as follows: (a) 31,848 to Ronald Berenson, M.D., our President and Chief Executive Officer, and a member of our Board of Directors, (b) 12,740 to Robert Kirkman, M.D., our Chief Business Officer, (c) 6,370 to Kathi Cordova, our Senior Vice President of Finance and Treasurer, (d) 6,370 to Mark Frohlich, M.D., our Medical Director and (e) 12,740 to Stewart Craig, Ph.D., our former Chief Operating Officer. All of these options have an exercise price of $2.29, which is equal to the fair market value on the date of grant, and vest based on the earlier of the achievement of certain specific corporate strategic and regulatory milestones and four years from the date of grant. In addition, options to purchase 200,000 shares were granted subject to stockholder approval to our Chairman of the Board, Christopher Henney, which have an exercise price of $1.50, equal to the fair market value on the date of grant, and vest in equal monthly installments over three years. The remaining options to purchase 21,285 shares granted subject to stockholder approval were granted to persons who are not named executive officers or members of the Board.

If Xcyte sells all or substantially all of its assets or if Xcyte is acquired by another corporation, each outstanding award under the 2003 Plan may be assumed or an equivalent award may be substituted by the successor corporation. If the successor does assume or substitute the outstanding award under the 2003 Plan, the lesser of 25% of the shares initially subject to the award under the 2003 Plan or the remaining unvested shares subject to an award under the 2003 Plan will vest and become exercisable immediately prior to the closing of the transaction, and any repurchase right of Xcyte with respect to shares issued upon exercise of an award under the 2003 Plan shall lapse as to the lesser of 25% of the shares initially subject to Xcyte’s repurchase right or the remaining shares subject to Xcyte’s repurchase right. In addition, if a holder is “involuntarily terminated” within one year after the closing and holds an award under the 2003 Plan that is assumed or substituted by a successor corporation in a change of control, the lesser of another 25% of the shares initially subject to the award under the 2003 Plan or the remaining unvested shares will vest and become exercisable on termination, and any repurchase right of Xcyte with respect to shares issued upon exercise of an award under the 2003 Plan shall lapse as to the lesser of 25% of the shares initially subject to the repurchase right or the remaining shares subject to the repurchase right. “Involuntary termination” includes termination by Xcyte without “cause,” or voluntary resignation within 30 days following a reduction in the participant’s base salary of more than 20% (except where there is a similar reduction in the base salaries of similarly situated employees) or relocation of the participant’s principal work site by more than 50 miles. If the successor corporation does not assume an award under the 2003 Plan or substitute equivalent awards, then vesting and exercisability of all shares subject to awards under the 2003 Plan will accelerate fully, and all repurchase rights with respect to awards under the 2003 Plan will lapse immediately prior to the closing of the transaction, and all awards under the 2003 Plan will terminate as of the closing of the transaction. In the event of a proposed dissolution or liquidation of Xcyte, each award under the 2003 Plan will terminate immediately prior to the consummation of the dissolution or liquidation, unless otherwise determined by the 2003 Plan’s administrator.

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A more detailed summary of the material features of the 2003 Plan is set forth in Xcyte’s proxy statement for the 2005 Meeting filed with the Securities and Exchange Commission on April 29, 2005. The summary in the proxy statement and the description of the 2003 Plan contained herein are qualified in their entirety by reference to the full text of the 2003 Plan, which is included as part of the proxy statement and filed as Exhibit 10.1 to this Form 8-K.

Directors’ Plan

Stockholders approved the amendment of the Directors’ Plan: to increase the number of shares of common stock issuable under the Directors’ Plan by an additional 350,000 shares, to an aggregate of 440,909 shares (subject to adjustment in the case of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change to the capital structure of Xcyte without receipt of consideration by Xcyte); and to increase the number of option shares issued to non-employee directors for services rendered.

In June 2004, the Board approved an amendment of the Directors’ Plan, subject to stockholder approval, to increase the number of option shares issued to each non-employee director who first becomes a director after June 2, 2004 to 10,000 shares of common stock, to increase the number of option shares issued on the date of each annual meeting of stockholders to each of Xcyte’s non-employee directors to 10,000 shares of common stock provided, such director has served on the Board for at least six months, and to grant directors serving as the chairperson of a committee of the Board, or as members of the audit committee of the Board, an option to purchase 2,500 shares of common stock on the date of each annual meeting of stockholders. In January 2005, the Board approved an amendment of the Directors’ Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Directors’ Plan by 350,000 shares, to a total of 440,909 shares.

Prior to the 2005 Meeting, options to purchase 10,910 shares of common stock had been granted under the Directors’ Plan subject to stockholder approval of the amendment of the terms of the Directors’ Plan and were not exercisable until such approval was obtained. 5,455 of these options were granted to our director Daniel Spiegelman, have an exercise price of $4.53, which is equal to the fair market value on the date of grant, and vest in equal monthly installments over two years. 5,455 of these options were granted to our Chairman of the Board Christopher Henney, have an exercise price of $1.50, which is equal to the fair market value on the date of grant, and vest in equal monthly installments over two years.

Pursuant to the terms of the Directors’ Plan, at the 2005 Meeting on June 17, 2005, options covering an aggregate of 75,000 shares of common stock were automatically granted to Xcyte’s non-employee directors. These options were issued as follows: (a) 15,000 to Peter Langecker, (b) 15,000 to Daniel K. Spiegelman, (c) 12,500 to Jean Deleage, (d) 12,500 to Stephen N. Wertheimer, (e) 10,000 to Robert T. Nelsen and (f) 10,000 to Robert M. Williams. These options have an exercise price of $0.63 per share, the closing sale price per share of Xcyte’s common stock on the Nasdaq National Market on June 16, 2005, and vest in equal monthly installments over two years. In the event of a sale of all or substantially all of Xcyte’s assets or a merger of Xcyte with or into another company, all outstanding options shall accelerate, vest in full and be fully exercisable immediately prior to the consummation of the transaction.

A more detailed summary of the material features of the Directors’ Plan is set forth in Xcyte’s proxy statement for the 2005 Meeting filed with the Securities and Exchange Commission on April 29, 2005. The summary in the proxy statement and the description of the Directors’ Plan contained herein are qualified in their entirety by reference to the full text of the Directors’ Plan, which is included as part of the proxy statement and filed as Exhibit 10.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1    Xcyte Therapies, Inc. 2003 Stock Plan, as amended

10.2    Xcyte Therapies, Inc. Amended and Restated 2003 Directors’ Stock Option Plan, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCYTE THERAPIES, INC.

By:	/s/ Kathi L. Cordova
Kathi L. Cordova Duly Authorized Officer of Registrant Senior Vice President of Finance and Treasurer

Date: June 21, 2005

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